UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 13, 2000



                              SAXTON INCORPORATED
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)



            0-22299                                      88-0223654
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    (Commission File Number)                 (IRS Employer Identification No.)



                5440 WEST SAHARA AVENUE, LAS VEGAS, NEVADA 89146
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              (Address of principal executive offices) (Zip code)



      (Registrant's telephone number, including area code): (702) 221-1111



                                       NA
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         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.


      (a) Effective June 14, 2000 the common stock of Saxton Inc. (the "Company") has been delisted from the Nasdaq Stock Market.

      As previously reported, on April 19, 2000, The Nasdaq-Amex Market Group ("Nasdaq") informed the Company that unless the Company's Form 10-K for the year end December 31, 1999 was filed with the Securities and Exchange Commission by April 26, 2000, the Company's common stock would be delisted from The Nasdaq National Market at the opening of business on April 28, 2000. The Company requested a hearing before the Nasdaq Qualifications Panel which stayed the delisting pending the hearing. On May 16, 2000, the Company filed its Form 10-K for the year ended December 31, 1999; to date the Company has not filed its Form 10-Q for the quarter ended March 31, 2000.

      Subsequent to the Company's request for a hearing, on May 5, 2000 the Company received notice from Nasdaq that it was not, or might soon no longer be, in compliance with certain additional Nasdaq National Market or Nasdaq Small Cap Market continued listing requirements, including requirements relating to the Company's net tangible assets, market capitalization, minimum stock price and market value of public float.

      On May 18, 2000, the Company appeared at a hearing before a Nasdaq Listing Qualifications Panel at which time the Company addressed the issues raised in the Nasdaq notices. On June 13, 2000, the Company was notified that Nasdaq had decided to delist the Company's common stock from the Nasdaq Stock Market, effective with the opening of trading June 14, 2000.

      Until June 28, 2000, the Company may request that the Nasdaq Listing and Hearing Review Council review the decision of the Nasdaq Listing Qualifications Panel. The Company is currently considering this option. However, there can be no assurance that any such review will be successful and, in any event, a request for the review would not stay a delisting of the common stock.

      As a result of the delisting, it will likely become more difficult to buy or sell the Company's common stock or to obtain timely and accurate quotations to buy or sell the Company's common stock. In addition, the delisting will likely result in a decline in the trading market for the Company's common stock which could potentially depress the Company's stock price, among other consequences.

      (b) Douglas W. Hensley announced his resignation as Executive Vice President - Corporate Development, effective June 27, 2000, and as a Director of the Company, effective June 13, 2000, in order to pursue other business opportunities.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 14, 2000                   SAXTON INCORPORATED
                                       (Registrant)


                                       By:   /S/ JAMES C. SAXTON
                                          --------------------------------------
                                                       James C. Saxton
                                           Chairman of the Board, President and
                                                   Chief Executive Officer